TABLE OF CONTENTS

ROI ACQUISITION CORP.

INDEX TO FINANCIAL STATEMENT

Page
Audited Financial Statement of ROI Acquisition Corp.
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of February 29, 2012	F-3
Notes to the Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

ROI Acquisition Corp.

We have audited the accompanying balance sheet of ROI Acquisition Corp. (a corporation in the development stage) (the “Company”) as of February 29, 2012. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the ROI Acquisition Corp. (a corporation in the development stage) as of February 29, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, New Jersey

March 6, 2012

F-2

ROI Acquisition Corp.

(a corporation in the development stage)

BALANCE SHEET

February 29, 2012

ASSETS
Current asset,
Cash	$1,243,214
Noncurrent asset,
Cash held in trust	75,100,000

Total assets	$76,343,214

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued offering costs	$381,745
Other accrued expenses	78,284
Notes payable-related party	170,000
Total current liabilities	630,029

Deferred underwriter fee	2,250,000
Total liabilities	2,880,029

Common stock subject to possible redemption; 6,846,318 shares at $10.00 per share	68,463,180

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued	-
Common stock, $.0001 par value, authorized 100,000,000 shares; 9,666,250 shares issued and outstanding	967
Additional paid-in capital	5,077,417
Deficit accumulated during the development stage	(78,379)
Total stockholders’ equity	5,000,005
Total liabilities and stockholders’ equity	$76,343,214

See accompanying notes to financial statement.

F-3

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

(1)	Organization and Nature of Business Operations

ROI Acquisition Corp. (the “Company”) is a newly-organized Delaware blank check company formed on September 19, 2011 for the purpose of, directly or indirectly, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or engaging in any other similar Business Combination with one or more businesses or assets (the “Business Combination”).

The Company’s sponsor is ROIC Acquisition Holdings LP (the “Sponsor”). At February 29, 2012, the Company had not commenced any operations. All activity through February 29, 2012 relates to the Company’s formation and Initial Public Offering (“Public Offering”) described below in Note 4. The Company has selected March 31st as its fiscal year-end.

The registration statement for the Public Offering was declared effective on February 24, 2012. The Company consummated the Public Offering on February 29, 2012 and received net proceeds of approximately $75,000,000 which includes $3,225,000 received for the purchase of 4,166,667 warrants by the Sponsor and 10,000 units by the Chairman of the Company (see Note 5).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward effecting a Business Combination. The Company’s efforts in identifying prospective target businesses will not be limited to a particular industry or geographic region for purposes of consummating its initial Business Combination. While the Company may pursue an acquisition opportunity in any business industry or sector, the Company intends to focus on industries or sectors that complement the Company’s management team’s background, such as the consumer sector, and in particular the restaurant industry in the United States and globally.

Net proceeds of approximately $75 million, for the sale of 7,500,000 units at $10.00 per unit from the Public Offering and simultaneous private placement of the sponsor warrants (as described below in Note 5) will be held in a trust account. Except for the interest income earned on the trust account balance that may be released to the Company to pay any income and franchise taxes and to fund the Company’s working capital requirements, and any amounts necessary to purchase up to 15% of the Company’s shares issued as part of the Units described in Note 4 if the Company seeks stockholder approval for its initial Business Combination, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial Business Combination and the redemption of 100% of the Company’s public shares if the Company is unable to consummate a Business Combination by November 29, 2013, 21 months from the closing of the Public Offering (subject to the requirements of law). The proceeds deposited in the trust account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

The Company will provide its stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account, less franchise and income taxes payable, upon the consummation of the Company’s initial Business Combination, subject to the limitations described herein. There will be no redemption rights with respect to outstanding warrants or private placement units.

F-4

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

The Company will consummate its initial Business Combination only if a majority of the outstanding shares of common stock vote in favor of the Business Combination. In such case, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6) as well as any public shares purchased during or after the Public Offering in favor of the Company’s initial Business Combination. In addition, the Sponsor has agreed to waive its redemption rights with respect to its Founder Shares and any public shares it may hold in connection with the consummation by the Company of a Business Combination.  The Company’s officers and directors have also agreed to waive their redemption rights with respect to any public shares in connection with the consummation of the Company’s initial Business Combination.

If the Company does not complete a Business Combination by November 29, 2013, 21 months from the closing of the Public Offering, as discussed in Note 4, the Company will as promptly and as reasonably possible but not more than five days thereafter, distribute the aggregate amount then on deposit in the trust account, including interest but net of franchise and income taxes payable (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to public stockholders by way of redemption, cease all operations except for the purposes of winding up of our affairs, and as promptly as reasonably possible following such redemption, subject to the approval of remaining stockholders and the board of directors, dissolve and liquidate, subject to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has agreed to waive its redemption rights with respect to its Founder Shares if the Company fails to consummate a Business Combination by November 29, 2013, the 21-month time period from the closing of the Public Offering, although the Sponsor will be entitled to redemption with respect to any public shares it holds if the Company fails to consummate a Business Combination within such time period.

(2)	Basis of Presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

(3)	Summary of Significant Accounting Policies

(a)	Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the accompanying balance sheet.

F-5

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

(b)	Redeemable Common Stock

As discussed in Note 1, all of the 7,500,000 shares of common stock sold as part of a Unit in the Public Offering contain a redemption feature which allows for the redemption of common stock under the Company’s Liquidation or Stockholder Approval provisions. In accordance with ASC 480, “Distinguishing Liabilities from Equity”, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company does not specify a maximum redemption threshold, its Charter provides that in no event will they redeem its public shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against paid-in capital. Accordingly, at February 29, 2012, 6,846,318 public shares are classified outside of permanent equity at its redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less franchise and income taxes payable (approximately $10.00 at February 29, 2012).

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

(d)	Deferred Offering Cost

The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A, “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, at February 29, 2012, offering costs totaling approximately $4,700,000 (including $4,125,000 in underwriters fees) have been charged to stockholders’ equity.

(e)	Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

(f)	Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

F-6

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

(g)	Development Stage Company

The Company complies with the reporting requirement of FASB ASC 915, “Development Stage Entities.” At February 29, 2012, the Company had not commenced any operations nor generated revenue to date. All activity through February 29, 2012 relates to the Company’s formation and the Public Offering. Following such offering, the Company will not generate any operating revenues until after completion of a business transaction at the earliest, if at all. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

(h)	Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. At February 29, 2012, the Company has a deferred tax asset of approximately $27,000 related to net operating loss carry forwards which begin to expire in 2031. Accordingly, management has determined that a full valuation allowance of the deferred tax asset is appropriate at this time.

The Company is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces ending retained earnings. Based on its analysis, the Company has determined that it has not incurred any liability for unrecognized tax benefits as of February 29, 2012. The Company’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of February 29, 2012. The Company is subject to income tax examinations by major taxing authorities since inception.

(4)	Public Offering

The Company sold 7,500,000 units at a price of $10.00 per unit (“Unit”). Each Unit consists of one share of common stock of the Company, and one warrant (“Warrant”). Each Warrant entitles the holder to purchase one share of common stock of the Company at a price of $12.00 per share. The Warrants will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or twelve months from the closing of the Public Offering, provided in each case that the Company has an effective registration statement under the Securities Act of 1933, as amended, covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available, and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the public warrants has not

F-7

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

been declared effective within 60 days following the closing of the Company’s initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis.  If the Company is unable to deliver registered shares of common stock to the holder upon exercise of warrants during the exercise period, or if warrant holders did not exercise their warrants on a cashless basis under the above provision, there will be no cash settlement of the warrants and the warrants will expire worthless. Once the warrants become exercisable, the Company may redeem the outstanding warrants in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days’ prior written notice of redemption, only in the event that the last sales price of the Company’s shares of common stock equals or exceeds $18.00 per share for any 20 trading days within the 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.

A contingent fee equal to 3.0% of the aggregate amount of the funds released from the trust account to the Company or to the target upon consummation of the Company’s initial Business Combination will become payable to the underwriter from the amounts held in the trust account solely in the event the Company consummates its initial business transaction.

The underwriters have also been granted an option to purchase up to an additional 1,125,000 to cover an overallotments, if any, which needs to be exercised by April 9, 2012.

(5)	Related Party Transactions

(a)	Notes Payable — Related Party

The Company issued an aggregate of $170,000 in an unsecured promissory note to the Sponsor as of February 29, 2012. The notes are noninterest bearing and payable on March 31, 2012. Due to the short-term nature of the notes, the fair value of the notes approximated the carrying amounts at February 29, 2012.

(b)	Services Agreement

  The Company has agreed to pay $10,000 a month for office space, administrative services and secretarial support to Clinton Group, Inc., an affiliate of the Sponsor. Services commenced on February 27, 2012, the date the Company’s securities were first quoted on the NASDAQ, and will terminate upon the earlier of the consummation by the Company of an initial Business Combination and the liquidation of the Company.

(c)	Sponsor Warrants

The Sponsor has purchased, in a private placement, 4,166,667 warrants prior to the Public Offering at a price of $0.75 per warrant (for an aggregate purchase price of $3,125,000) from the Company. Each warrant is exercisable to purchase one share of common stock at $12.00 per share. The warrants will become exercisable on the later of: (i) 30 days after the completion of our initial Business Combination, or ; (ii) February 29, 2013, 12 months after the closing of the Public Offering, provided in each case the Company have an effective registration statement under the Securities Act of 1933 covering the common stock issuable upon exercise of the warrants, a current prospectus relating to them is available, and such shares are registered, qualified or exempt from registration under the securities laws of the state of residence of the holder. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the warrants has not been declared

F-8

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

effective by the 60th business day following the closing of the Company’s initial Business Combination and during any period when the Company shall have failed to maintain an effective registration statement, warrant holders may, until such time as there is an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the Sponsor will expire worthless. The Company intends to classify the private placement warrants within permanent equity as additional paid-in capital in accordance with FASB ASC 815-40.

The Sponsor is entitled to registration rights pursuant to an agreement entered into with the Company.. The Sponsor will be entitled to demand registration rights and certain “piggy-back” registration rights with respect to its shares of common stock, the warrants and the shares of common stock underlying the warrants, commencing on the date such shares of common stock or warrants are released from lockup. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

(d)	Private Placement Units sold to Chairman

Thomas J. Baldwin, the Company’s Chairman, has purchased an aggregate of 10,000 units (“Private Placement Units”) at a price of $10.00 per unit, each unit consisting of one share of common stock and one warrant exercisable to purchase one share of common stock, in a private placement that closed simultaneously with the consummation of the Public Offering.   Mr. Baldwin has agreed to waive his redemption rights with respect to the private placement units in connection with the consummation of the Company's initial Business Combination.

The Private Placement Units are identical to the Units sold in the Public Offering except that the Private Placement Units are subject to certain transfer restrictions, as follows: with certain limited exceptions, the Private Placement Units are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (1) one year after the completion of the Company’s initial Business Combination and (2) the date on which the Company consummates a liquidation, share exchange, share reconstruction and amalgamation, or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the Company’s share price reaches or exceeds $12.50 for any 20 trading days within any 30-trading day period during the lock-up period, 50% of the  Private Placement Units will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during the lock-up period, the remaining 50% of the Private Placement Units shall be released from the lock-up.

The Chairman is entitled to registration rights pursuant to a registration rights agreement entered into with the Company. The Chairman is entitled to demand registration rights and certain “piggy-back” registration rights with respect to his units and the warrants and the shares of common stock underlying the units. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

F-9

ROI ACQUISITION CORP.

(a corporation in the development stage)

NOTES TO THE FINANCIAL STATEMENT

(6)	Founder Shares

On October 12, 2011, the Sponsor purchased 2,156,250 shares of common stock (“Founder Shares”) for an aggregate amount of $25,000, or approximately $0.01 per share.

The Founder Shares are identical to the shares of common stock included in the Units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The Sponsor has agreed to forfeit up to 281,250 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriters so that the Sponsor will own 19.98% of the Company’s issued and outstanding shares after the Public Offering.

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to the Company’s officers and directors and other persons or entities affiliated with the Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (1) one year after the completion of the Company’s initial Business Combination and (2) the date on which the Company consummates a liquidation, share exchange, share reconstruction and amalgamation, or other similar transaction after the Company’s initial Business Combination that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock Up Period”). Notwithstanding the foregoing, if the Company’s share price reaches or exceeds $12.50 for any 20 trading days within any 30-trading day period during the Lock-Up Period, 50% of the Sponsor Shares will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during the Lock Up Period, the remaining 50% of the Sponsor Shares shall be released from the lock-up.  In addition, 551,471 Founder Shares (or 634,191 Founder Shares if the underwriters’ over-allotment option is exercised in full) will be subject to forfeiture by the Sponsor as follows: (1) 284,091 Founder Shares (or 326,705 Founder Shares if the underwriters’ over-allotment option is exercised in full) will be subject to forfeiture in the event the last sales price of the Company’s shares does not equal or exceed $15.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within at least one 30-trading day period within 5 years following the closing of the Company’s initial Business Combination and (2) the remaining 267,380 Founder Shares (or 307,487 Founder Shares if the underwriters’ over-allotment option is exercised in full) will be subject to forfeiture in the event the last sales price of the Company’s shares does not equal or exceed $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within at least one 30-trading day period within 5 years following the closing of the Company’s initial Business Combination.  In addition, notwithstanding the Sponsor’s ability to transfer, assign or sell its Founder Shares to permitted transferees during the lock-up periods described above, the Sponsor has agreed not to transfer, assign or sell the Sponsor earn-out shares (whether to permitted transferees or otherwise) before the applicable forfeiture condition lapses.

(7)	Subsequent Events

Management has performed an evaluation of subsequent events through March 6, 2012, the date of issuance of the financial statement, noting no items which require adjustment or disclosure.

F-10